UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 14, 2019
MGIC Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 E. Kilbourn Avenue, Milwaukee, Wisconsin		53202
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-347-6480

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	MTG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging Growth Company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(e) On May 7, 2019, MGIC Investment Corporation (the "Company") announced that Stephen C. Mackey had been separated from service with the Company as of May 6, 2019. In connection with Mr. Mackey’s separation from service, the Company and Mr. Mackey entered into a Separation Agreement on May 14, 2019 (the “Agreement”). Pursuant to the Agreement, and in consideration for Mr. Mackey’s release of claims against the Company and its affiliates and his post-employment covenants, including cooperation, confidentiality, non-disparagement and non-solicitation provisions set forth in the Agreement, Mr. Mackey will receive (i) $744,809, paid in 26 bi-weekly installments, such total amount representing one year of annualized base salary and a pro-rated bonus amount for 2019; and (ii) continued vesting of the 105,600 performance-based restricted stock units ("RSUs") awarded to Mr. Mackey in January 2017, with the vesting date and ultimate vesting amount determined according to the provisions of the Restricted Stock Unit Agreement under which such RSUs were granted, assuming for such purposes that Mr. Mackey remained employed through such vesting date. The RSUs granted to Mr. Mackey in each of January 2018 and January 2019 were forfeited.
Mr. Mackey may revoke the Agreement for a period of seven days after May 14, 2019, the date Mr. Mackey executed the Agreement. The Agreement shall not become effective or enforceable until the eighth day following Mr. Mackey’s execution of the Agreement.
In connection with the end of his employment, Mr. Mackey also resigned from his role as an officer and/or director of the Company and its subsidiaries, effective as of May 6, 2019.
The above summary of the Agreement does not purport to be complete and is qualified in its entirety by the Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date:	May 17, 2019	/s/ Paula C. Maggio

Paula C. Maggio
Executive Vice President, General Counsel and Secretary